ACCOUNTS AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2024
Disclosure Of Detailed Information About Accounts Receivable [Abstract]
ACCOUNTS AND OTHER RECEIVABLES [Text Block]

5. ACCOUNTS AND OTHER RECEIVABLES

	December 31,	December 31,
	2024	2023
Trade receivables	$3,310	$6,608
IVA receivable	5,119	12,564
Other receivables	456	1,654
Current portion of loan receivable	1,400	1,450
	$10,285	$22,276

The trade receivables consist of receivables from provisional silver and gold sales from the Bolañitos mine.  The fair value of receivables arising from concentrate sales contracts that contain provisional pricing mechanisms is determined using the appropriate period end closing prices from the exchange that is the principal active market for the particular metal.  As such, these receivables, which meet the definition of an embedded derivative, are classified within Level 2 of the fair value hierarchy (Note 19).

As at December 31, 2024, the total Mexican subsidiaries value added tax, Impuesto al Valor Agregado ("IVA"), receivable of $36,420 (December 31, 2023 – $35,884) has been allocated between the current portion of $5,119, which is included in accounts and other receivables, and the non-current portion of $31,301 (December 31, 2023 – $12,564 and $23,320 respectively).  The non-current portion includes $29,353 for Terronera and $1,948 for Pitarrilla - these claims are eligible for submission upon generation of revenue.

IVA receivable recovered during the year included $4,796 of interest income presented in investment and other income (expense) in the consolidated statement of comprehensive earnings (loss).

The Company has a loan receivable due in cash payments over a five-year period of which $2,900 remains unpaid as of December 31, 2024 (December 31, 2023 – $3,950). As of December 31, 2024, the carrying value of the loan receivable is $2,556 (December 31, 2023 – $3,324), consisting of the current portion of $1,400 (December 31, 2023 – $1,450) and non-current portion of $1,156 (December 31, 2023 – $1,874).